UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

       Date of Report (date of earliest event reported): November 16, 2005

                         Advanced Medical Institute Inc.
               (Exact name of registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

       000-29531                                          88-0409144
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                          Level 1, 204-218 Botany Road
                               Alexandria NSW 2015
                                    Australia
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                (61) 2 9640 5253
              -----------------------------------------------------
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Advanced Medical Institute Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally
identifiable   by  use  of  the  words  "may,"   "will,"   "should,"   "expect,"
"anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 Entry into a Material Definitive Agreement.

On November 16, 2005, Advanced Medical Institute Inc. (the "Registrant") entered into a Share Exchange Agreement (the "Exchange Agreement") with PE Patent Holdco Pty Limited (ACN 116 786 737), a privately owned Australian company ("PE"), and PE's shareholders (the "Shareholders"), pursuant to which the Registrant acquired all of the issued and outstanding shares of stock of PE in exchange for the issuance in the aggregate of 5,000,000 of the Registrant's shares of common stock (the "Shares") to the Shareholders. As a result, PE became a wholly-owned subsidiary of the Registrant.

The purchase price for 100% of PE is an aggregate of 5 million shares of the Registrant's common stock valued at $1.10 per share.

Since August 1, 2003, AMI Australia has used in its business certain of the intellectual property consisting solely of an Australian innovation patent for its premature ejaculation programs (which patent is due to expire on July 9, 2012) and an Australian standard patent application (Australian standard patent application No. 2004222783). Provisional applications for the patents were made by Dr. Jack Vaisman, the Chief Executive Officer, President and Chairman of the Board of Directors of the Company and the Founder, President and Chief Executive Officer of AMI Australia, on July 11, 2003 with final patent applications being made on March 2, 2005 and July 9, 2004 respectively. The Australian innovation patent was issued to Dr Vaisman on July 2, 2005 who on October 28, 2005 assigned the patent to PE in exchange for 1,249,999 shares of PE. Since October 28, 2005, the patents have been orally licensed by AMI Australia from PE Patent Holdco Pty Limited on a short-term royalty free arrangement. Dr. Vaisman sold 1,250,000 shares of PE (100% of his shares) on October 31, 2005 for an aggregate of $500,000. Until November 14, 2005, Dr. Vaisman served as the sole director of PE when he resigned and Igor Chalik was appointed as director in his place.

The development of the intellectual property underlying the patents was undertaken and funded by Dr. Vaisman. The innovation patent, titled "Treatment of Premature Ejaculation" relates to various methods of treatment delivery via nasal (mucosal) inhalation and topical application of certain formulations which are used in AMI Australia's treatment programs for premature ejaculation. The patents and associated formulations are integral to AMI Australia's premature ejaculation treatment programs. AMI Australia's injection, lozenge and tablet impotence and erectile dysfunction treatment programs are not patent protected.


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In acquiring PE, the  Registrant  acquires only the right to use the Patents and the associated pharmaceutical formulations, treatment methodologies and dosing manuals in Australia and has no rights to use the Patents or any of the underlying intellectual property in any other country. Nether Dr. Vaisman, nor any other director or officer of the Registrant, AMI Australia or any of the Registrant's subsidiaries (other than in their capacities with the Registrant) has or will benefit directly or indirectly from the Registrant's purchase of PE. PE's assets include the Patents and the right to use and/or licence/sub-licence the associated pharmaceutical formulations, treatment methodologies and dosing manuals in Australia.

As a result of the acquisition of PE, the Registrant will own the Patents and all of the rights to utilize the protected technologies and methods in Australia. The Patents are currently utilized by AMI Australia in relation to its premature ejaculation treatment programs in Australia under an oral license with PE. The Patents relate to various methods of treatment delivery via nasal (mucosal) inhalation and topical application of certain pharmaceutical formulations which are used in AMI Australia's treatment programs for premature ejaculation. These formulations have previously been used to treat premature ejaculation and other medical conditions. PE currently has a royalty-free, at-will license arrangement with AMI Australia to permit use the Patents. Under the agreement, the license arrangement may be ended at any time by either party. Acquisition of the Patents will give the Registrant and its subsidiaries the exclusive right to exploit the Patents and associated technology in connection with the provision of premature ejaculation treatment programs in Australia during the term of the Patents and will obviate any future obligation for the Registrant or any of its subsidiaries to pay royalties to a third party for use of the Patents.

The Innovation Patent expires on July 9, 2012 and, assuming a grant of a standard patent is obtained, the standard patent will expire on July 9, 2024. Innovation Patents are unique to Australia, they provide a shorter length of protection than standard patents and are approved more quickly than standard patent applications but they are otherwise equivalent to a standard Australian patent. The grant of the standard patent will extend the period of protection available to PE already available under the Innovation Patent.

AMI Australia commissioned PKF Corporate Advisers Pty Limited ("PKF") to perform an independent valuation of the Patents in connection with the proposed acquisition of PE and the Board of Directors of the Registrant has determined that the acquisition price represents a 10% premium to the midpoint of the independent valuation provided by PKF.

The description of the transactions contemplated by the Exchange Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the exhibits filed herewith and incorporated by this reference.

The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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Item 9.01 Financial Statements and Exhibits.

      (b) Pro forma financial statements will be provided by amendment to this 8-K not later than 74 calendar days after the date of this initial report.

      (c) Exhibits.
          --------
       Exhibit No.       Description

       2.2               Share Exchange Agreement dated as of November 16, 2005.

       99.1              Press Release dated November 17, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED MEDICAL INSTITUTE INC.


                                       By:  /s/ Dilip Shrestha
                                            ------------------------------------
                                        Name:  Dilip Shrestha
                                        Title: Chief Financial Officer

Dated:  November 17, 2005


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                                  EXHIBIT INDEX

       Exhibit No.       Description

       2.2               Share Exchange Agreement dated as of November 16, 2005.

       99.1              Press Release dated November 17, 2005.


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